[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) CHARTER
                              INCOME TRUST

                              ANNUAL REPORT o NOVEMBER 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Results of Shareholder Meetings ........................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 36

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed- income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 15, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

Dear Shareholders,
For the 12 months ended November 30, 2000, the trust provided a total return of 14.66% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 3.81%. During the same period, the trust's benchmarks, the J.P. Morgan Non-Dollar Government Bond Index, the Lehman Brothers Government Bond Index, and the Lehman Brothers High Yield Bond Index, returned -6.59%, 10.31%, and -6.60%, respectively. The J.P. Morgan Non-Dollar Government Bond Index is an unmanaged index of actively traded government bonds issued by 12 countries, excluding the United States, with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is an unmanaged index of U.S. Treasury and government agency obligations, and the Lehman Brothers High Yield Bond Index is an unmanaged index of noninvestment-grade corporate debt.

The trust strives to achieve relative price stability and a high level of monthly income by investing across three fixed-income sectors: U.S. Treasuries and "AAA"-rated mortgages, international markets including emerging markets, and the U.S. corporate high-yield market. In most market environments, we try to maintain one-third of the portfolio invested in each sector. If prices rise in a particular sector and that sector grows to more than one-third of assets, we will usually sell down that sector slowly and rebalance some assets to less expensive sectors. This practice has historically tended to have a stabilizing influence on the trust's net asset value; our experience has been that the three sectors often have moved in different directions and have offset each other.

However, under adverse or unusual market conditions, we will usually under- and overweight sectors for a short time. Such a situation occurred during the period. Due to what we perceived as a crisis in European bonds, we lowered our normal 33% international weighting by about 7% and moved those assets into U.S. Treasuries. This helped the trust's performance, as Treasuries were one of the top-performing fixed-income areas in 2000, and European bonds did significantly less well.

For a more complete idea of the factors that drove performance over the period, it may help to take a closer look at each of the trust's three sectors, beginning with Treasuries. One of the ways we manage that sector is by varying duration, or sensitivity to interest rates. In general, we have tended to increase duration when rates have been falling and bond prices rising. Conversely, when rates have been rising, we have tended to decrease duration to lessen the impact of falling bond prices.

In early 2000 we moved to a longer duration. We felt that the Federal Reserve Board's (the Fed's) program of rate hikes would be successful in slowing the growth rate of the economy and that interest rates would begin to fall. In our view, that is indeed what happened, and our longer duration helped performance as Treasury prices began to rise.

In international markets, we witnessed both the best of times and the worst of times. Emerging market debt was the other top-performing bond sector over the period, and our performance was helped by holdings in Brazil, Bulgaria, Russia, and Mexico. As mentioned earlier, our research indicated early on that European bond prices might fall. We believed that a combination of rising interest rates, disarray within the European Union, and a lack of confidence in the European Central Bank could become very problematic for fixed-income investments. Our reduction of holdings in this area proved quite helpful for performance, as Europe's was one of the worst-performing bond markets over the period. In our currency holdings, we generally favored the dollar over the euro and other foreign currencies; that also proved helpful as the dollar rose in value against nearly all other currencies.

In the high-yield sector, our holdings did relatively well in an area of the market that performed quite poorly. High-yield bond prices were beaten down in 2000 because, we believe, the market was pricing in a 10% default rate in anticipation of a recession. In that environment, we feel the quality of our research and our bias toward higher-quality companies helped us avoid many of the problems in the sector, particularly in some telecommunications and retail securities.

Looking ahead, we anticipate a positive environment for fixed-income investing in 2001. We believe that in the first quarter the Fed will move to lower short-term rates, while longer-term rates will remain relatively stable. We think this bodes well for the performance of Treasuries. In the international markets, we feel European interest rates will drop slightly and that the market may respond with a small rally. We think Japanese interest rates, which we feel are already incredibly low, will decline further. In the high-yield sector, we see the potential for dramatic outperformance later in the year. We believe the market will recognize that the economy has achieved a successful "soft landing" -- a slowdown to a sustainable rate of growth without prompting a recession -- and prices of credit-sensitive issues, including high-yield bonds, will begin to rise. So as we exit a period that has had mixed blessings, we feel we may be entering one that could be positive for most of the fixed-income sectors in which we invest.

    Respectfully,

/s/ James T. Swanson

    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS AND OF THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES IS A CHARTERED FINANCIAL ANALYST (CFA).

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of November 30, 2000, our records indicate that there are 6,243 registered shareholders and approximately 40,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304



In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income.

NEW YORK STOCK EXCHANGE SYMBOL: MCR

-------------------------------------------------------------------------------
   PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the year ended November 30, 2000)

   NET ASSET VALUE PER SHARE
   November 30, 1999                                                $9.71
   November 30, 2000                                                $9.20

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 1999                                                $8.0625
   June 26, 2000 (high)*                                            $8.7500
   January 20, 2000 (low)*                                          $7.7500
   November 30, 2000                                                $8.4375

   * For the period December 1, 1999, through November 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to prepayments as homeowners pay their mortgages early by refinancing them at lower rates. Therefore, the value of securities may not increase as much as that of other fixed-income securities during periods of falling rates. See the prospectus for details.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate charges, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. See the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 19, 2000, the following actions were taken:

ITEM 1. The election of Jeffrey L. Shames, Lawrence H. Cohn, M.D., Abby M. O'Neill, and Ward Smith as trustees of the trust.

ELECTION OF DIRECTORS                        FOR                   AGAINST
-------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.                   50,475,554.1280        1,027,950.3750
Abby M. O'Neill                          50,383,797.2610        1,119,707.2420
Jeffrey L. Shames                        50,388,049.4210        1,115,455.0820
Ward Smith                               50,392,422.5170        1,111,081.9860

ITEM 2. The ratification of the selection of Ernst & Young LLP as the independent accountants to be employed by the trust for the fiscal year ending November 30, 2001.

                                            NUMBER OF SHARES
----------------------------------------------------------------
          For                                50,760,223.5040
          Against                               236,606.9570
          Abstain                               506,674.0420

PORTFOLIO OF INVESTMENTS -- November 30, 2000

Bonds - 89.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 56.4%
  Advertising - 0.4%
    World Color Press, Inc., 7.75s, 2009                           $     2,000              $  1,929,040
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.8%
    Argo Tech Corp., 8.625s, 2007                                  $       400              $    312,000
    BE Aerospace, Inc., 9.875s, 2006                                     2,000                 1,985,000
    BE Aerospace, Inc., 8s, 2008                                         1,165                 1,048,500
    K & F Industries, Inc., 9.25s, 2007                                  1,200                 1,149,000
                                                                                            ------------
                                                                                            $  4,494,500
--------------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019+                    $       222              $    170,343
--------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Hayes Wheels International, Inc., 9.125s, 2007                 $     2,340              $  1,357,200
    Lear Corp., 9.5s, 2006                                               2,000                 1,944,680
                                                                                            ------------
                                                                                            $  3,301,880
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    Midland Cogeneration Venture Corp., 10.33s, 2002               $     2,391              $  2,435,829
--------------------------------------------------------------------------------------------------------
  Building - 0.8%
    AAF-McQuay, Inc., 8.875s, 2003                                 $     1,550              $  1,333,000
    American Standard, Inc., 7.375s, 2008                                1,050                   987,000
    Building Materials Corp., 8s, 2007                                   1,000                   250,000
    Nortek, Inc., 8.875s, 2008                                           1,145                 1,004,738
    Williams Scotsman, Inc., 9.875s, 2007                                1,000                   860,000
                                                                                            ------------
                                                                                            $  4,434,738
--------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Iron Mountain, Inc., 10.125s, 2006                             $       375              $    378,750
    Iron Mountain, Inc., 8.75s, 2009                                     1,800                 1,719,000
    Pierce Leahy Corp., 9.125s, 2007                                     1,100                 1,064,250
    Unisystem Corp., 7.875s, 2008                                        3,300                 2,970,000
                                                                                            ------------
                                                                                            $  6,132,000
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Holdings, 10.125s, 2009                           $     1,250              $  1,168,750
    NL Industries, Inc., 11.75s, 2003                                    1,185                 1,196,850
    Sterling Chemicals, Inc., 12.375s, 2006                                250                   230,000
    Sterling Chemicals, Inc., 11.25s, 2007                                 125                    60,000
                                                                                            ------------
                                                                                            $  2,655,600
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Anacomp, Inc., 10.875s, 2004**                                 $     2,225              $    267,000
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    News America Holdings, Inc., 10.125s, 2012                     $     3,000              $  3,233,490
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                  $       855              $    760,950
    Samsonite Corp., 10.75s, 2008                                        1,750                 1,172,500
                                                                                            ------------
                                                                                            $  1,933,450
--------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.1%
    Ball Corp., 8.25s, 2008                                        $     2,975              $  2,841,125
    Buckeye Cellulose Corp., 8.5s, 2005                                  1,010                   969,600
    Gaylord Container Corp., 9.75s, 2007                                 1,870                 1,252,900
    Gaylord Container Corp., 9.875s, 2008                                1,045                   438,900
    Riverwood International Corp., 10.25s, 2006                          3,090                 3,051,375
    Silgan Holdings, Inc., 9s, 2009                                      2,020                 1,719,525
    U.S. Timberlands, 9.625s, 2007                                       2,020                 1,616,000
                                                                                            ------------
                                                                                            $ 11,889,425
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.6%
    Commercial Mortgage Asset Trust, 0.64s, 2020 (Interest only)   $    60,414              $  2,034,130
    Morgan Stanley Capital I, Inc., 7.772s, 2039                         2,000                 1,570,710
                                                                                            ------------
                                                                                            $  3,604,840
--------------------------------------------------------------------------------------------------------
  Energy - 0.7%
    AmeriGas Partners LP, 10.125s, 2007                            $       600              $    602,250
    Clark USA, Inc., 10.875s, 2005                                          60                    37,200
    Continental Resources, Inc., 10.25s, 2008                            1,000                   870,000
    P&L Coal Holdings Corp., 9.625s, 2008                                2,500                 2,425,000
                                                                                            ------------
                                                                                            $  3,934,450
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    American Skiing Co., 12s, 2006                                 $       500              $    400,000
--------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 5.0%
    FNMA, 6.753s, 2020                                             $         8              $      8,231
    FNMA, 7s, 2029 - 2030                                               28,411                28,128,851
                                                                                            ------------
                                                                                            $ 28,137,082
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Americo Life, Inc., 9.25s, 2005                                $       300              $    281,250
    Merrill Lynch Mortgage Investors, Inc., 8.49s, 2022+                 1,500                 1,442,813
                                                                                            ------------
                                                                                            $  1,724,063
--------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 0.2%
    Prime Hospitality Corp., 9.75s, 2007                           $     1,000              $  1,005,000
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 2.2%
    GNMA, 8s, 2026 - 2030                                          $     8,112              $  8,293,008
    GNMA TBA, 8s, 2024 - 2028                                            4,047                 4,140,920
                                                                                            ------------
                                                                                            $ 12,433,928
--------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.4%
    Qwest Communications International, Inc., 10.875s, 2007        $       487              $    533,645
    Qwest Communications International, Inc.,
      0s to 2003, 8.29s to 2008                                          2,250                 1,933,222
                                                                                            ------------
                                                                                            $  2,466,867
--------------------------------------------------------------------------------------------------------
  Internet
    PSINET, Inc., 11s, 2009                                        $       490              $    147,000
--------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Numatics, Inc., 9.625s, 2008                                   $     1,500              $    975,000
--------------------------------------------------------------------------------------------------------
  Media - 2.1%
    Allbritton Communications Co., 9.75s, 2007                     $     1,500              $  1,425,000
    American Radio Systems Corp., 9s, 2006                                 835                   864,225
    Chancellor Media Corp., 8.75s, 2007                                  1,220                 1,247,450
    Chancellor Media Corp., 8s, 2008                                     2,000                 1,990,000
    Jones Intercable, Inc., 8.875s, 2007                                 3,150                 3,291,057
    Lenfest Communications, Inc., 10.5s, 2006                            1,900                 2,042,500
    LIN Televison Corp., 8.375s, 2008                                    1,000                   920,000
                                                                                            ------------
                                                                                            $ 11,780,232
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Quorum Health Group, Inc., 8.75s, 2005                         $     1,900              $  1,914,250
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Haynes International, Inc., 11.625s, 2004                      $     1,910              $  1,346,550
    Metal Management, Inc., 10s, 2008**                                  2,040                   142,800
    Wheeling Pittsburgh Corp., 9.25s, 2007**                             1,700                   170,000
                                                                                            ------------
                                                                                            $  1,659,350
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Cheasapeake Energy Corp., 9.625s, 2005                         $       280              $    280,000
    Pemex Project, 9.125s, 2010##                                        3,030                 2,969,400
                                                                                            ------------
                                                                                            $  3,249,400
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Ocean Energy, Inc., 8.875s, 2007                               $       445              $    450,563
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Allied Waste North America, Inc., 10s, 2009                    $     1,500              $  1,275,000
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Day International Group, Inc., 11.125s, 2005                   $       600              $    594,000
    Hollinger International Publishing, 9.25s, 2007                        250                   246,875
                                                                                            ------------
                                                                                            $    840,875
--------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    J.Crew Operating Corp., 10.375s, 2007                          $     1,000              $    878,750
    Musicland Group, Inc., 9.875s, 2008                                  1,150                   943,000
                                                                                            ------------
                                                                                            $  1,821,750
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    IMO Industries, Inc., 11.75s, 2006                             $     2,000              $  2,017,500
    International Knife & Saw, Inc., 11.375s, 2006                         450                   223,875
    Synthetic Industries, Inc., 14.9s, 2000                              2,600                 2,561,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                 1,500                 1,050,000
                                                                                            ------------
                                                                                            $  5,852,375
--------------------------------------------------------------------------------------------------------
  Steel - 0.6%
    Alaska Steel Holdings Corp., 9.125s, 2006                      $       100              $     95,500
    Commonwealth Aluminum Corp., 10.75s, 2006                              750                   690,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                       1,925                 1,309,000
    WCI Steel, Inc., 10s, 2004                                           1,525                 1,128,500
                                                                                            ------------
                                                                                            $  3,223,000
--------------------------------------------------------------------------------------------------------
  Supermarkets
    Jitney-Jungle Stores of America, Inc., 12s, 2006**             $       260              $      4,550
--------------------------------------------------------------------------------------------------------
  Telecommunications - 6.5%
    Adelphia Communications Corp., 9.875s, 2007                    $     2,400              $  1,884,000
    Allegiance Telecommunications, Inc., 12.875s, 2008                   1,760                 1,531,200
    CSC Holdings, Inc., 9.25s, 2005                                        750                   750,000
    Focal Communications Corp., 0s to 2003, 12.125s to 2008              1,175                   399,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                         1,700                 1,734,000
    FrontierVision Holdings LP, 1s, 2007                                   200                   152,000
    Frontiervision Operating Partnership LP, 11s, 2006                   1,200                 1,056,000
    Global Crossing Holdings Ltd., 9.625s, 2008                          3,375                 2,868,750
    Granite Broadcasting Corp., 10.375s, 2005                            1,537                   845,350
    Granite Broadcasting Corp., 8.875s, 2008                               675                   337,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                        4,100                   512,500
    Intermedia Communications, Inc. 0s to 2002, 11.25s to 2007           1,575                 1,134,000
    Intermedia Communications, Inc., 8.875s, 2007                        1,000                   800,000
    ITC Deltacom, Inc., 11s, 2007                                        1,435                 1,133,650
    ITC Deltacom, Inc., 9.75s, 2008                                        750                   540,000
    Level 3 Communications, Inc., 9.125s, 2008                           2,300                 1,529,500
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                 350                   238,000
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008               2,450                 1,629,250
    Nextel International, Inc., 0s to 2003, 12.125s to 2008              2,750                 1,430,000
    Nextlink Communications, Inc., 10.75s, 2009                          3,000                 1,950,000
    NTL Communications Corp. 0s to 2003, 12.375s to 2006                 5,275                 2,690,250
    Spectrasite Holdings, Inc. 0s to 2003, 12s to 2008                   2,550                 1,504,500
    Sprint Spectrum LP, 11s, 2006                                          725                   780,259
    Sprint Spectrum LP, 0s to 2001, 12.5s to 2006                        1,600                 1,631,029
    Time Warner Telecommunications LLC, 9.75s, 2008                        500                   425,000
    Triton PCS, Inc., 0s to 2003, 11s to 2008                            2,690                 2,044,400
    United International Holdings, 0s to 2003, 10.75s to 2008            7,650                 3,213,000
    WorldCom, Inc., 8.875s, 2006                                         1,881                 1,941,888
                                                                                            ------------
                                                                                            $ 36,685,526
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 1.0%
    Crown Castle International Corp., 10.75s, 2011                 $       500              $    510,000
    Voicestream Wireless Corp., 10.375s, 2009                            3,000                 3,180,000
    Western Wireless Corp., 10.5s, 2007                                  1,925                 1,987,562
                                                                                            ------------
                                                                                            $  5,677,562
--------------------------------------------------------------------------------------------------------
  Telecom - Wire Line - 0.5%
    Charter Communications Holdings, 8.25s, 2007                   $     3,000              $  2,580,000
--------------------------------------------------------------------------------------------------------
  Transportation
    Eastern Airlines, Inc., 11.75s, 1993 **                        $     5,000              $          0
    Eastern Airlines, Inc., 12.75s, 1996 **                              3,000                    30,000
                                                                                            ------------
                                                                                            $     30,000
--------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 13.0%
    Federal Home Loan Bank, 7.5s, 2029 - 2030                      $    21,545              $ 21,710,602
    Federal Home Loan Mortgage Corp., 7s, 2005                          19,018                19,591,583
    Financing Corp., 0s, 2014                                           13,519                 5,760,175
    Financing Corp., 10.35s, 2018                                       15,100                21,151,778
    Israel Aid, 5.89s, 2005                                              5,000                 4,969,150
                                                                                            ------------
                                                                                            $ 73,183,288
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.0%
    U.S. Treasury Bonds, 13.375s, 2001                             $    20,000              $ 20,965,600
    U.S. Treasury Bonds, 10.75s, 2005                                    8,000                 9,694,960
    U.S. Treasury Bonds, 9.875s, 2015                                    5,025                 7,114,294
    U.S. Treasury Bonds, 3.625s, 2028                                    6,454                 6,288,829
    U.S. Treasury Bonds, 6.125s, 2029                                    5,600                 5,967,472
    U.S. Treasury Notes, 4.25s, 2010                                    12,387                12,816,333
    U.S. Treasury Notes, 5.75s, 2010                                     2,208                 2,256,289
    U.S. Treasury Notes, 6.5s, 2010                                      2,292                 2,453,150
                                                                                            ------------
                                                                                            $ 67,556,927
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Flag Ltd., 8.25s, 2008                                         $     1,400              $  1,092,000
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $316,582,173
--------------------------------------------------------------------------------------------------------

Foreign Bonds - 32.7%
  Argentina - 0.2%
    Autopistas Del Sol S.A., 10.25s, 2009 (Industrial)##           $     1,243              $    845,240
--------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks
      and Credit Cos.)+                                            $     1,350              $  1,253,475
    Federal Republic of Brazil, 7.688s, 2009                               850                   714,000
    Federal Republic of Brazil, 14.5s, 2009                                300                   314,625
    Federal Republic of Brazil, 8s, 2014                                   473                   350,864
    Federal Republic of Brazil, 6s, 2024                                 1,120                   736,400
    Federal Republic of Brazil, 7.625s, 2024                               760                   575,524
    Federal Republic of Brazil, 12.25s, 2030                               811                   681,240
    Federal Republic of Brazil, 11s, 2040                                1,300                   982,899
                                                                                            ------------
                                                                                            $  5,609,027
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    National Republic of Bulgaria, 7.75s, 2011                     $       349              $    247,790
    National Republic of Bulgaria, 7.75s, 2024                           3,116                 2,266,890
                                                                                            ------------
                                                                                            $  2,514,680
--------------------------------------------------------------------------------------------------------
  Canada - 7.2%
    Government of Canada, 6s, 2005                               CAD    12,874                 8,531,227
    Government of Canada, 5.25s, 2008                              $    20,173              $ 18,759,034
    Government of Canada, 5.5s, 2009                             CAD    10,817                 7,024,567
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                 $     1,590                 1,625,584
    Metronet Comm., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                               4,025                 3,258,519
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                  1,200                   420,000
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)               1,000                 1,010,000
                                                                                            ------------
                                                                                            $ 40,628,931
--------------------------------------------------------------------------------------------------------
  Denmark - 1.4%
    Kingdom of Denmark, 6s, 2009                                 DKK    65,059              $  7,942,853
--------------------------------------------------------------------------------------------------------
  France - 0.5%
    Republic of France, 3.5s, 2004                               EUR     3,282              $  2,736,296
--------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Callahan Nordrhein, 14s, 2010 (Telecommunications)##           $     1,000              $    840,000
    Federal Republic of Germany, 4.75s, 2008                     EUR    10,093                 8,625,640
                                                                                            ------------
                                                                                            $  9,465,640
--------------------------------------------------------------------------------------------------------
  Greece - 3.0%
    Hellenic Republic, 8.7s, 2005                                GRD 3,080,100              $  8,841,148
    Hellenic Republic, 6s, 2006                                      3,020,000                 7,889,125
                                                                                            ------------
                                                                                            $ 16,730,273
--------------------------------------------------------------------------------------------------------
  Italy - 2.7%
    Republic of Italy, 5.5s, 2010                                EUR    17,177              $ 15,147,488
--------------------------------------------------------------------------------------------------------
  Japan - 1.6%
    Japan Bank for International Cooperation, 7.125s,
      2005 (Banks and Credit Cos.)                                 $     8,926              $  9,192,405
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular, 0s to 2001, 13.50s
      to 2006 (Cellular Telephones)                                $     3,075              $  2,521,500
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                 676                   574,600
                                                                                            ------------
                                                                                            $  3,096,100
--------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Bepensa SA, 9.75s, 2004 (Beverages)+                           $       316              $    285,980
    Empresas ICA Sociedad Controladora S.A. De CV, 5s,
      2004 (Construction)                                                  500                   285,000
    Nuevo Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                                 660                   667,425
    United Mexican States, 10.375s, 2009                                 1,100                 1,171,500
    United Mexican States, 11.375s, 2016                                   195                   224,876
                                                                                            ------------
                                                                                            $  2,634,781
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    United Pan - Europe, 10.875s, 2009 (Cable Television)          $     1,350              $    810,000
--------------------------------------------------------------------------------------------------------
  New Zealand - 2.5%
    Government of New Zealand, 8s, 2006                          NZD    14,820              $  6,536,053
    Government of New Zealand, 7s, 2009                                 17,528                 7,467,153
                                                                                            ------------
                                                                                            $ 14,003,206
--------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 4.5s, 2014                                 $       184              $    146,050
    Republic of Panama, 10.75s, 2020                                     1,670                 1,603,200
    Republic of Panama, 8.875s, 2027                                       196                   163,660
                                                                                            ------------
                                                                                            $  1,912,910
--------------------------------------------------------------------------------------------------------
  Qatar - 0.1%
    State of Qatar, 9.75s, 2030##                                  $       729              $    715,149
--------------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Russian Federation, 11.75s, 2003+                              $       495              $    458,494
    Russian Federation, 8.25s, 2010##                                    4,222                 2,564,962
    Russian Federation, 12.75s, 2028##                                     850                   688,500
    Russian Federation, 2.5s, 2030##                                     4,424                 1,570,431
                                                                                            ------------
                                                                                            $  5,282,387
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Chohung Bank, 11.5s, 2010 (Banks and Credit Cos.)##            $       625              $    587,500
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                    355                   341,687
                                                                                            ------------
                                                                                            $    929,187
--------------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Kingdom of Spain, 7s, 2005                                     $     5,930              $  6,106,305
--------------------------------------------------------------------------------------------------------
  United Kingdom - 6.5%
    Colt Telecom Group PLC, 0s to 2001,12s to 2006
      (Telecommunications)                                         $     1,000              $    890,000
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)    DEM     1,000                   401,223
    Daiwa PB Ltd., 7.71s, 2049 (Banks and Credit Cos.)             $       500                   383,755
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                                2,090                 1,901,900
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                               1,600                   256,000
    Dolphin Telecom PLC, 0s to 2004, 14s, to 2009
      (Telecommunications)                                                 750                   131,250
    Energis PLC, 9.75s, 2009 (Telecommunications)                        1,000                   930,000
    Esprit Telecom Group PLC, 10.875s, 2008 (Telecommunications)**         700                    84,000
    Telewest Communications PLC, 9.625s, 2006
      (Telecommunications)                                               1,000                   785,000
    U.K. Treasury, 6.5s, 2003                                    GBP     2,095                 3,066,208
    U.K. Treasury, 6.75s, 2004                                          12,946                19,367,417
    U.K. Treasury, 7.25s, 2007                                           5,352                 8,537,297
                                                                                            ------------
                                                                                            $ 36,734,050
--------------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Republic of Venezuela, 9.25s, 2027                             $       785              $    518,885
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $183,555,793
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $549,630,615)                                                 $500,137,966
--------------------------------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------------------------------
                                                                        SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Printing and Publishing
    Golden Books Family Entertainment, Inc.*                             3,683              $      1,841
--------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.## *                                    244              $         12
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $      1,853
--------------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications)*                    1,365              $     89,493
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $48,309)                                                     $     91,346
--------------------------------------------------------------------------------------------------------

Preferred Stock - 2.0%
--------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Media)                                 96,708              $ 10,105,986
    Primedia, Inc., 8.625% (Printing and Publishing)                    15,000                 1,147,500
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $7,559,500)                                         $ 11,253,486
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                              1,625              $      4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications) *                                               750                     3,750
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $29,434)                                                   $      8,625
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 7.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 11/30/00, due 12/1/00, total to
      be received $39,670,194 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account) at Cost                              $    39,663              $ 39,663,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $596,930,858)                                           $551,154,423
--------------------------------------------------------------------------------------------------------

Call Options Written (0.1)%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Australian Dollars/May/0.555                                 AUD    (8,808)             $   (534,088)
    Australian Dollars/October/0.50                              AUD   (13,094)                 (171,515)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $363,280)                                    $   (705,603)
--------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 1.9%                                                         10,656,251
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $561,105,071
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

    AUD    = Australian Dollars              GBP  = British Pounds
    CAD    = Canadian Dollars                GRD  = Greek Drachma
    CHF    = Swiss Francs                    JPY  = Japanese Yen
    DEM    = Deutsche Marks                  NZD  = New Zealand Dollar
    DKK    = Danish Kronor                   SEK  = Swedish Krona
    EUR    = Euro

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $596,930,858)            $551,154,423
  Cash                                                                  696,789
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        50,911,999
  Foreign currency, at value (identified cost, $288,275)                288,239
  Net receivable for forward foreign currency exchange
    contracts to sell                                                   332,842
  Net receivable for closed forward foreign currency
    exchange contracts                                                  427,790
  Receivable for investments sold                                     1,704,809
  Interest receivable                                                 9,605,981
  Other assets                                                            4,753
                                                                   ------------
      Total assets                                                 $615,127,625
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $ 50,911,999
  Payable to dividend disbursing agent                                  327,372
  Payable for fund shares reacquired                                    127,950
  Payable for investments purchased                                     807,026
  Written options outstanding, at value (premiums
    received, $363,280)                                                 705,603
  Net payable for forward foreign currency exchange
    contracts to purchase                                               675,211
  Payable to affiliates -
    Management fee                                                       10,776
    Transfer and dividend disbursing agent fee                           10,224
  Accrued expenses and other liabilities                                446,393
                                                                   ------------
      Total liabilities                                            $ 54,022,554
                                                                   ------------
Net assets                                                         $561,105,071
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $644,570,389
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (46,097,819)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (34,735,532)
  Accumulated distributions in excess of net investment
    income                                                           (2,631,967)
                                                                   ------------
      Total                                                        $561,105,071
                                                                   ============
Shares of beneficial interest outstanding (90,358,639
  shares authorized, less 29,369,600 treasury shares)               60,989,039
                                                                    ===========
Net asset value per share (net assets of $561,105,071 /
  60,989,039 shares of beneficial interest outstanding)                 $9.20
                                                                        =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2000
-------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                     $ 50,035,458
      Dividends                                                         134,603
                                                                   ------------
        Total investment income                                    $ 50,170,061
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,172,893
    Trustees' compensation                                              167,626
    Transfer and dividend disbursing agent fee                          121,796
    Administrative fee                                                   84,103
    Custodian fee                                                       419,491
    Investor communication expense                                      254,542
    Printing                                                             42,511
    Auditing fees                                                        38,500
    Postage                                                              29,543
    Legal fees                                                            5,951
    Miscellaneous                                                       197,510
                                                                   ------------
      Total expenses                                               $  5,534,466
    Fees paid indirectly                                               (150,911)
                                                                   ------------
      Net expenses                                                 $  5,383,555
                                                                   ------------
        Net investment income                                      $ 44,786,506
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(25,807,800)
    Written option transactions                                       1,453,266
    Swap transactions                                                    67,981
    Foreign currency transactions                                     5,641,017
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(18,645,536)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(13,706,180)
    Written options                                                    (342,323)
    Swap transactions                                                   125,027
    Translation of assets and liabilities in foreign currencies      (1,310,500)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(15,233,976)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(33,879,512)
                                                                   ------------
          Increase in net assets from operations                   $ 10,906,994
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 2000                          1999
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 44,786,506                  $ 48,042,291
  Net realized loss on investments and foreign currency
    transactions                                                 (18,645,536)                  (23,650,306)
  Net unrealized loss on investments and foreign currency
    translation                                                  (15,233,976)                  (22,789,453)
                                                                ------------                  ------------
    Increase in net assets from operations                      $ 10,906,994                  $  1,602,532
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $(37,986,926)                 $(45,333,470)
  From paid-in capital                                           (10,263,801)                   (4,809,221)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(48,250,727)                 $(50,142,691)
                                                                ------------                  ------------
Net decrease in net assets from Trust share transactions         (34,145,376)                  (16,747,091)
                                                                ------------                  ------------
    Total decrease in net assets                                $(71,489,109)                 $(65,287,250)
Net assets:
  At beginning of period                                         632,594,180                   697,881,430
                                                                ------------                  ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $2,631,967 and
    $3,635,307, respectively)                                   $561,105,071                  $632,594,180
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                             2000                1999             1998             1997            1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $  9.71             $ 10.39          $ 10.69          $ 10.57          $10.50
                                                 -------             -------          -------          -------          ------
Income from investment operations# -
  Net investment income                          $  0.72             $  0.72          $  0.77          $  0.78          $ 0.76
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.45)              (0.65)           (0.25)            0.14            0.14
                                                 -------             -------          -------          -------          ------
      Total from investment operations           $  0.27             $  0.07          $  0.52          $  0.92          $ 0.90
                                                 -------             -------          -------          -------          ------
Less distributions declared to shareholders -
  From net investment income                     $ (0.61)            $ (0.68)         $ (0.77)         $ (0.78)         $(0.83)
  In excess of net investment income                --                  --              (0.05)           (0.02)           --
  From paid in capital                             (0.17)              (0.07)            --               --              --
                                                 -------             -------          -------          -------          ------
      Total distributions declared to
        shareholders                             $ (0.78)            $ (0.75)         $ (0.82)         $ (0.80)         $(0.83)
                                                 -------             -------          -------          -------          ------
Net asset value - end of period                  $  9.20             $  9.71          $ 10.39          $ 10.69          $10.57
                                                 -------             -------          -------          -------          ------
Per share market value - end of period           $8.4375             $8.0625          $9.9375          $9.6875          $9.625
                                                 =======             =======          =======          =======          ======
Total return                                       14.66%             (11.88)%          11.30%            9.25%          15.09%
Ratios (to average net assets)/Supplemental data:
  Expense##                                         0.93%               0.88%            0.87%            0.87%           0.93%
  Net investment income                             7.53%               7.17%            7.25%            7.41%           7.38%
Portfolio turnover                                   113%                121%             174%             180%            146%
Net assets at end of period (000 Omitted)       $561,105            $632,594         $697,881         $724,585        $735,971

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Charter Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over- the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the plan) independent trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and trust Company ("State Street") as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2000, the value of securities loaned was $49,724,428. These loans were collateralized by cash of $50,911,999 which was invested in the following short-term obligations:

                                                  PRINCIPAL       AMORTIZED COST
                                                     AMOUNT            AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     50,911,999          $50,911,999
                                                                     -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

The trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 2000, $5,796,240 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for mortgage-backed securities, defaulted bonds, and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition $10,263,801 was redesignated as a tax return of capital distribution. At November 30, 2000, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, defaulted bonds, and foreign currency transactions.

At November 30, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $34,368,649 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2003, ($862,425), November 30, 2007, ($18,771,920),
and November 30, 2008, (14,734,304).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of investment income.

The trust pays no compensation directly to its trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trusts from MFS. Certain officers and trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent trustees. Included in trustees' compensation is a net periodic pension expense of $53,331 for the year ended November 30, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $366,551,900      $402,810,985
                                                 ------------      ------------
Investments (non-U.S. government securities)     $279,853,472      $311,344,979
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $597,089,960
                                                                  ------------
Gross unrealized depreciation                                     $(57,861,087)
Gross unrealized appreciation                                       11,925,550
                                                                  ------------
    Net unrealized depreciation                                   $(45,935,537)
                                                                  ============

(5) Shares of Beneficial Interest
The trustees have authorized 90,358,639 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                    YEAR ENDED NOVEMBER 30, 2000    YEAR ENDED NOVEMBER 30, 1999
                    ----------------------------    ----------------------------
                           SHARES         AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Treasury shares
  acquired            (4,156,200)  $(34,145,376)     (1,993,400)  $(16,747,091)
                      ----------   ------------      ----------   ------------
    Net decrease      (4,156,200)  $(34,145,376)     (1,993,400)  $(16,747,091)
                      ==========   ============      ==========   ============

In accordance with the provisions of the trust's prospectus, 4,156,200 shares of beneficial interest were purchased by the trust during the year ended November 30, 2000, at an average price per share of $8.22 and a weighted average discount of 14.66 % per share. The trust repurchased 1,993,400 shares of beneficial interest during the year ended November 30, 1999, at an average price per share of $8.40 and a weighted average discount of 13.90% per share.

(6) Line of Credit
The trust and other affiliated trusts participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the trust for the year ended November 30, 2000, was $4,244. The trust had no significant borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                 NUMBER OF
                                                 CONTRACTS             PREMIUMS
--------------------------------------------------------------------------------
Outstanding, beginning of period                     --             $        --
Options written                                       9               1,855,654
Options terminated in closing transactions           (1)               (257,929)
Options expired                                      (6)             (1,234,445)
                                                     ---            -----------
Outstanding, end of period                            2             $   363,280
                                                     ===            ===========

At November 30, 2000, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
        12/15/00            AUD       13,096,667        $ 6,756,636       $ 6,892,582          $ (135,946)
        12/15/00            CHF       11,035,581          6,264,166         6,362,665             (98,499)
        12/15/00            DKK       65,191,845          7,720,411         7,607,241             113,170
        12/15/00            EUR       35,365,351         30,485,703        30,766,110            (280,407)
        12/15/00            GBP        3,968,811          5,766,088         5,641,160             124,928
        12/15/00            GRD    6,478,317,119         16,668,769        16,545,327             123,442
  12/15/00 - 09/07/01       JPY    1,562,721,809         14,612,206        14,166,280             445,926
        12/15/00            SEK        7,072,516            745,260           705,032              40,228
                                                        -----------       -----------          ----------
                                                        $89,019,239       $88,686,397          $  332,842
                                                        ===========       ===========          ==========
Purchases
        12/15/00          AUD         27,567,733        $15,100,029       $14,508,489          $ (591,540)
        12/15/00          EUR         39,297,815         22,817,830        22,734,159             (83,671)
                                                        -----------       -----------          ----------
                                                        $37,917,859       $37,242,648          $ (675,211)
                                                        ===========       ===========          ==========

At November 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $93,607 with Deutsche Bank, $173,772 with C.S. First Boston, $952,190 with Merrill Lynch, and a net payable of $791,779 with UBS Securities.

At November 30, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2000, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.64% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the trustees.

                                                            DATE OF         PRINCIPAL
DESCRIPTION                                             ACQUISITION            AMOUNT          COST           VALUE
---------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust,
  10.875s, 3/15/2019                                      3/13/1996           222,232    $  222,232      $  170,343
Banco Nacional de Desenvolvi,
  12.554s, 6/16/2008                                      5/04/2000         1,350,000     1,220,207       1,253,475
Bepensa S.A., 9.75s, 9/30/2004                            8/15/2000           316,000       291,396         285,980
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 6/25/2022                                        6/22/1994         1,500,000     1,039,687       1,442,813
Russian Federation, 11.75s, 6/10/2003                    11/30/2000           495,000       458,494         458,494
                                                                                                         ----------
                                                                                                         $3,611,105
                                                                                                         ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust, including the schedule of portfolio investments as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
January 5, 2001

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED NOVEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 0.34%.

-------------------------------------------------------------------------------

MFS(R) CHARTER INCOME TRUST

TRUSTEES                                                   PORTFOLIO MANAGER
Marshall N. Cohan+(1) - Private Investor                   James T. Swanson*

Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac              TREASURER
Surgery, Brigham and Women's Hospital; Professor           James O. Yost*
of Surgery, Harvard Medical School
                                                           ASSISTANT TREASURERS
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief            Mark E. Bradley*
Executive Officer, Edmund Gibbons Ltd.; Chairman,          Robert R. Flaherty*
Colonial Insurance Company, Ltd.                           Laura F. Healy*
                                                           Ellen Moynihan*
Abby M. O'Neill+(2) - Private Investor
                                                           SECRETARY
Walter E. Robb, III+(1) - President and Treasurer,         Stephen E. Cavan*
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting              ASSISTANT SECRETARY
Group, Inc. (office services)                              James R. Bordewick, Jr.*

Arnold D. Scott* - Senior Executive Vice                   TRANSFER AGENT,
President, Director and Secretary, MFS Investment          REGISTRAR, AND DIVIDEND
Management                                                 DISBURSING AGENT
                                                           State Street Bank and Trust Company
Jeffrey L. Shames* - Chairman and Chief Executive          c/o MFS Service Center, Inc.
Officer, MFS Investment Management                         P.O. Box 9024
                                                           Boston, MA 02205-9824
J. Dale Sherratt+(1) - President, Insight                  1-800-637-2304
Resources, Inc. (acquisition planning specialist)
                                                           CUSTODIAN
Ward Smith+(1) - Former Chairman (until 1994),             State Street Bank and Trust
NACCO Industries (holding company)                         Company

INVESTMENT ADVISER                                         AUDITORS
Massachusetts Financial Services Company                   Ernst & Young LLP
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee
  * MFS Investment Management
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) CHARTER INCOME TRUST                                         ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2001 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                               MCICE-2 1/01 53M